SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 30, 2002


                       Arch Wireless Communications, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                      033-72646               31-1236804
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
    of Incorporation)              File Numbers)           Identification No.)

        1800 West Park Drive, Suite 250
                 Westborough, MA                                01581
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     (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: (508) 870-6700



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ITEM 5.  OTHER EVENTS.

      As previously reported in Current Reports on Form 8-K filed with the Securities and Exchange Commission (the "SEC"), certain holders of 12-3/4% Senior Notes due 2007 of Arch Wireless Communications, Inc. (the "Registrant"), a wholly-owned subsidiary of Arch Wireless, Inc. ("Arch"), filed an involuntary petition against the Registrant on November 9, 2001 under chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") in United States Bankruptcy Court for the District of Massachusetts, Western Division (the "Bankruptcy Court"). On December 6, 2001, the Registrant consented to the involuntary petition and the Bankruptcy Court entered an order for relief with respect to the Registrant under chapter 11 of the Bankruptcy Code. Also on December 6, 2001, Arch and 19 of Arch's other wholly-owned, domestic subsidiaries filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code with the Bankruptcy Court. These cases are being jointly administered under the docket for Arch Wireless, Inc., et al., Case No. 01-47330-HJB. During the course of the proceeding, Arch and its domestic subsidiaries, including the Registrant (collectively, the "Debtors"), operated their businesses and managed their property as debtors in possession under the Bankruptcy Code. On May 15, 2002, the Bankruptcy Court entered an order, dated May 14, 2002, confirming Debtor's First Amended Joint Plan of Reorganization, as modified by the First Modification and Second Modification thereto. On May 29, 2002, the plan or reorganization became effective, and Arch and its domestic subsidiaries, including the Registrant, are now operating their businesses and properties as reorganized entities pursuant to the terms of the plan.

      The Registrant reports its operating results and financial statements on a consolidated basis. These public reports are available through the SEC and other sources. However, under applicable bankruptcy law, the Registrant was required to file periodically with the United States Trustee various materials, including certain financial information on an unconsolidated basis. This information includes statements, schedules and monthly operating reports in forms prescribed by federal bankruptcy law and the United States Trustee's Office Region 1 Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines"). Accordingly, on May 30, 2002, the Debtors filed with the United States Trustee the monthly operating reports and accompanying attachments for the month ended April 30, 2002 attached hereto as Exhibit 99.1.

      The Registrant cautions that the monthly operating reports and accompanying attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the Guidelines and have not been prepared in accordance with the rules and regulations of the SEC. While these materials accurately provide then-current information required under federal bankruptcy law and the Guidelines, they are nonetheless unconsolidated and unaudited, and are prepared in a format different from that used in the Registrant's consolidated financial statements filed with the SEC under the federal securities laws. Accordingly, the Registrant believes the substance and format of these materials do not allow meaningful comparison with the Registrant's regular publicly-disclosed consolidated financial statements. The materials filed with the United States Trustee are not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Registrant or any of its subsidiaries, or for comparison with the other financial information filed by the Registrant or its subsidiaries with the SEC.


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      The Registrant cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtors without audit or review by independent accountants, who do not express an opinion thereon. The results of operations for the periods presented in the monthly operating reports are not necessarily indicative of the results that may be expected for a full year. This financial information is subject to adjustments related to the Debtors' filing for protection under the Bankruptcy Code on December 6, 2001, and these adjustments could be material. This financial information should be read in conjunction with the consolidated financial statements and accompanying notes included in the Annual Report on Form 10-K of the Registrant for the year ended December 31, 2001 and the Registrant's other periodic reports filed with the SEC from time to time, including without limitation the Debtors' Joint Plan of Reorganization, dated March 8, 2002, and the Debtors' Disclosure Statement, dated March 8, 2002, both of which have been filed with the SEC.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

         EXHIBIT NO.           DESCRIPTION

              99.1             Debtors' Monthly Operating Reports, filed on
                               May 30, 2002.






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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 30, 2002             ARCH WIRELESS COMMUNICATIONS, INC.


                                By:       /S/ LYNDON R. DANIELS

                                Name:    Lyndon R. Daniels
                                Title:   President and Chief Operating Officer




                                  EXHIBIT INDEX

         EXHIBIT NO.           DESCRIPTION

              99.1             Debtors' Monthly Operating Reports, filed on
                               May 30, 2002.